ASA MARKET NEUTRAL EQUITY FUND LLC

             Supplement dated October 8, 2004 to Prospectus dated
           November 25, 2003 as previously amended on March 25, 2004

This supplement provides important information regarding a change in investment strategy for the ASA Market Neutral Equity Fund LLC. It should be read in conjunction with the Prospectus.

The fourth paragraph under the section entitled "Investment Program" on page 1 of the Prospectus should be deleted and replaced with the following:

      "ASA Market Neutral Equity Fund LLC seeks to achieve consistent capital appreciation through investing with Portfolio Managers who employ market neutral equity strategies to achieve returns from stock selection while shielding against movements of the broad market."

The paragraph under the section entitled "ASA Market Neutral Equity Fund LLC" on page 20 of the Prospectus should be deleted and replaced with the following:

      "This Company will invest with a subset of hedged equity Portfolio Managers who utilize market neutral equity strategies to fully neutralize, to the extent possible, exposure to the broad markets. Market neutral strategies seek to produce consistent returns regardless of market conditions, and typically involve taking long and short positions in closely related instruments, the price movements of which are expected to be significantly correlated. Therefore, instead of predicting the future direction of an equity security in the investment portfolio, a market neutral trading strategy attempts to identify the historical price difference between a pair of closely correlated long and short positions, and to act upon the temporary convergence or divergence of this difference. Market neutrality may be achieved through "beta neutrality," that is, by balancing the beta of the long portfolio against the beta of the short portfolio. "Beta" is the measure of a stock's volatility relative to the market. A stock that moves in perfect sync with the market, therefore, will have a beta of 1. A beta neutral portfolio could hold, for example, long positions with a beta of 0.5 and short positions with a beta of -0.5. Market neutrality may also be achieved through other "beta neutral" equity arbitrage strategies. This would include such things as merger arbitrage managers (who are cash neutral, but do not pick stocks based on fundamental stock selection), and capital structure arbitrage managers who are not necessarily long and short in equal dollar amounts, but hedge their long bets fully or partially in a variety of ways (perhaps using futures or options) to leave them uncorrelated to the broad market ("beta neutral".) Market neutrality may also be achieved through "cash neutrality," that is, through investing equal dollar amounts both long and short at all times. A cash neutral portfolio might hold $100 of short positions for every $100 of long positions. In addition, balanced long/short managers may seek to neutralize other factors such as market capitalization bias, industry exposures, and value/growth tilts (that is, by investing using a market neutral strategy in stocks whose earnings and revenues are expected to rise (growth) on the one hand and stocks which are selling for less than their actual value (value) on the other hand). The principal source of returns from these strategies is pure stock selection, obtained through purchasing securities believed to be undervalued and shorting those believed to be overvalued. Portfolio Managers may also utilize equity options to obtain market neutrality. The Company will in general seek to invest with Portfolio Managers who do use little or no leverage in their investment process. QED will manage a portfolio account on behalf of ASA Market Neutral Fund LLC. The QED portfolio is well-diversified invested across approximately 250-300 different liquid stocks in approximately an equal number of long and short positions. The portfolio is cash-neutral, market neutral and sector neutral with industry and position size constraints. The QED investment process involves


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      four critical areas: stock selection, risk control, portfolio construction and quality control. The quantitative stock picking process employs six different investment strategies, diversified by intuitive and time horizon. At least 80% of the assets of ASA Market Neutral Equity Fund LLC will be invested with Portfolio Managers who utilize market neutral equity strategies to fully neutralize, to the extent possible, exposure to the broad markets."









              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE